                                                                    Exhibit 99.1

                             Letter of Transmittal
                       CENTRAL FIDELITY CAPITAL TRUST I
                             OFFER TO EXCHANGE ITS
         FLOATING RATE CAPITAL TRUST PASS-THROUGH SECURITIES, SERIES A
               (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                              FOR ITS OUTSTANDING
              FLOATING RATE CAPITAL TRUST PASS-THROUGH SECURITIES
               (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                          PURSUANT TO THE PROSPECTUS
                           DATED              , 1997
                                 -------------

      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
  NEW YORK CITY TIME, ON                , 1997, UNLESS THE OFFER IS EXTENDED.
                         ---------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                             THE BANK OF NEW YORK

                       BY MAIL/OVERNIGHT DELIVERY/HAND:

                             The Bank of New York
                              101 Barclay Street
                           New York, New York 10286
                     Attention: Reorganization Section
                                George Johnson

                  TO CONFIRM BY TELEPHONE OR FOR INFORMATION:

                                (212) 571-3780

                           FACSIMILE TRANSMISSIONS:

                                (212) 815-3687

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below). As used herein, the term "holder" means a holder of Old Capital Securities (as defined below), including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC"), whose name appears on a security position listing as the owner of the Old Capital Securities. As used herein, the term "Certificates" means physical certificates representing Old Capital Securities.

         To participate in the Exchange Offer (as defined below), holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Capital Securities" or (b) forwarding Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer must such tender through the Automated Tender Offer Program ("ATOP") of DTC. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date (as defined in the Prospectus). DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Capital Securities into the account of The Bank of New York (the "Exchange Agent") at DTC and then send to the Exchange Agent a book-entry confirmation (as defined below), including an Agent's Message (as defined below) confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Issuer (as defined below) and the Corporation (as defined below) may enforce this Letter of Transmittal against such holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the book-entry confirmation to the Exchange Agent.

         If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

         Holders of Old Capital Securities whose Certificates for such Old Capital Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender their Old Capital Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

-------------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF OLD CAPITAL SECURITIES TENDERED
-------------------------------------------------------------------------------------------------------------------------
                                                      LIQUIDATION               LIQUIDATION
                                                       AMOUNT OF                AMOUNT OF OLD              NUMBER OF
                                                      OLD CAPITAL                 CAPITAL             BENEFICIAL HOLDERS
     NAME AND ADDRESS OF                              SECURITIES            SECURITIES TENDERED          FOR WHICH OLD
      REGISTERED HOLDER         CERTIFICATE        TENDERED (IF ALL        (IF LESS THAN ALL ARE       CAPITAL SECURITIES
  (PLEASE FILL IN IF BLANK)      NUMBERS*            ARE TENDERED)              TENDERED)**                 ARE HELD
-------------------------------------------------------------------------------------------------------------------------
                                                   $                       $
-------------------------------------------------------------------------------------------------------------------------
                                                   $                       $
-------------------------------------------------------------------------------------------------------------------------
                                                   $                       $
-------------------------------------------------------------------------------------------------------------------------
TOTAL AMOUNT TENDERED                              $                       $
-------------------------------------------------------------------------------------------------------------------------

*    Need not be completed by book-entry holders.

** Old Capital Securities may be tendered in the Liquidation Amount of $100,000 and integral multiples of $1,000 in excess thereof, provided that if fewer than all of the Old Capital Securities of a holder are tendered for exchange, the untendered Liquidation Amount of the holder's remaining Old Capital Securities must be $100,000 or any integral multiple of $1,000 in excess thereof. All Old Capital Securities held shall be deemed tendered unless a lesser number is specified in this column.
-------------------------------------------------------------------------------

              (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS
                       (defined in Instruction 1) ONLY)

[_] CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                    --------------------------------------------

     DTC Account Number:
                         -------------------------------------------------------

     Transaction Code Number:
                              --------------------------------------------------

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name of Registered Holder:
                                ------------------------------------------------

     Window Ticket Number (if any):
                                    --------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                         -----------------------

     Name of Institution which Guaranteed Delivery:
                                                    ----------------------------

         If Guaranteed Delivery is to be made by Book-Entry Transfer:

     Name of Tendering Institution:
                                    --------------------------------------------

     DTC Account Number:
                         -------------------------------------------------------

     Transaction Code Number:
                              --------------------------------------------------

[_] CHECK HERE IF OLD CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OR UNTENDERED OLD CAPITAL SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
           ---------------------------------------------------------------------

     Address:
              ------------------------------------------------------------------

         Area Code and Telephone Number:             Contact Person:
                                         -----------                 -----------

Ladies and Gentlemen:

         The undersigned hereby tenders to Central Fidelity Capital Trust I, a Delaware business trust (the "Issuer"), and Central Fidelity Banks, Inc., a Virginia corporation, as Depositor (the "Corporation"), the above-described aggregate Liquidation Amount of the Issuer's Floating Rate Capital Trust Pass-through Securities, Liquidation Amount $1,000 per security (the "Old Capital Securities"), in exchange for a like aggregate Liquidation Amount of the Issuer's Floating Rate Capital Trust Pass-through Securities, Series A, Liquidation Amount $1,000 per security (the "New Capital Securities"), which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated __________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Old Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Old Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Corporation and the Issuer in connection with the Exchange Offer) with respect to the tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Capital Securities to the Issuer together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Capital Securities to be issued in exchange for such Old Capital Securities, (ii) present Certificates for such Old Capital Securities for transfer, and to transfer the Old Capital Securities on the books of the Issuer, and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Old Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE ISSUER WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE CORPORATION, THE ISSUER OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ANY OBLIGATIONS IT MAY HAVE UNDER THE REGISTRATION AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name and address of the registered holder of the Old Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Capital Securities. The Certificate numbers and the aggregate Liquidation Amount of Old Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Old Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Capital Securities than are tendered or accepted for exchange, Certificates of such non-exchanged or untendered Old Capital Securities will be returned (or, in the case of Old Capital Securities tendered by book-entry transfer, such Old Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Old Capital Securities pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus and in the instructions herein will, upon the Corporation's and the Issuer's acceptance for exchange of such tendered Old Capital Securities, constitute a binding agreement between the undersigned, the Corporation and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Corporation and the Issuer may not be required to accept for exchange any of the Old Capital Securities tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Capital Securities be issued in the name of the undersigned or, in the case of a book-entry transfer of Old Capital Securities, that such New Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, the undersigned hereby directs that the New Capital Securities be delivered to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE CORPORATION OR THE ISSUER WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY NEW CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF NEW CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW CAPITAL SECURITIES. BY TENDERING OLD CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD CAPITAL SECURITIES WHICH IS A BROKER-DEALER THAT WILL RECEIVE NEW CAPITAL SECURITIES FOR ITS OWN ACCOUNT IN EXCHANGE FOR OLD CAPITAL SECURITIES REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD CAPITAL SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         THE CORPORATION AND THE ISSUER HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF NEW CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR OLD CAPITAL SECURITIES, WHERE SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING ON THE CLOSE OF BUSINESS ON THE FIRST ANNIVERSARY FOLLOWING THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW CAPITAL SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. ANY PERSON, INCLUDING ANY PARTICIPATING BROKER-DEALER, WHO IS AN AFFILIATE MAY NOT RELY ON SUCH INTERPRETIVE LETTERS AND MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION

WITH ANY RESALE TRANSACTION. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER WHO ACQUIRED OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, BY TENDERING SUCH OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE CORPORATION OR THE ISSUER OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW CAPITAL SECURITIES PURSUANT TO THE PROSPECTUS UNTIL THE CORPORATION OR THE ISSUER HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER, OR THE CORPORATION OR THE ISSUER HAS GIVEN NOTICE THAT THE SALE OF THE NEW CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

         Holders of Old Capital Securities whose Old Capital Securities are accepted for exchange will not receive accumulated Distributions on such Old Capital Securities for any period from and after the last Distribution Date to which Distributions have been paid on such Old Capital Securities prior to the original issue date of the New Capital Securities or, if no such Distributions have been paid, will not receive any accumulated Distributions on such Old Capital Securities, and the undersigned hereby waives the right to receive any Distributions on such Old Capital Securities accumulated from and after such Distribution Date or, if no such Distributions have been paid or duly provided for, from and after April 23, 1997.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

--------------------------------------------------------------------------------

                               HOLDERS SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
               (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 14)
      (NOTE: SIGNATURES MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

         Must be signed by the registered holder exactly as name appears on Certificates for the Old Capital Securities hereby tendered or on a security position listing, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Corporation, the Issuer or the Exchange Agent to comply with the restrictions on transfer applicable to the Old Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

 .
  -----------------------------------------------------------------------------

 .
  -----------------------------------------------------------------------------
                             (SIGNATURE OF HOLDER)

Date:                     , 1997
      --------------------
Name:
      -------------------------------------------------------------------------
                                (PLEASE PRINT)

Capacity (full title):
                       --------------------------------------------------------

Address:
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                -----------------------------------------------
Tax Identification or Social Security Number:
                                              ---------------------------------

                            GUARANTEE OF SIGNATURE
                          (SEE INSTRUCTIONS 2 AND 5)


 .
  -----------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURE)

Date:                     , 1997
      --------------------

Name of Firm:
              -----------------------------------------------------------------
                                (PLEASE PRINT)

Capacity (full title):
                       --------------------------------------------------------

Address:
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                -----------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the New Capital Securities and/or any Old Capital Securities that are not tendered are to be issued in the name of someone other than the registered holder of the Old Capital Securities whose name appears above.

Issue

[_] New Capital Securities

[_] Old Capital Securities not tendered


to:

Name:
      -------------------------------------------------------------------------

Address:
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                -----------------------------------------------

Tax Identification or Social Security Number:
                                              ---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the New Capital Securities and/or any Old Capital Securities that are not tendered are to be sent to someone other than the registered holder of the Old Capital Securities whose name appears above, or to such registered holder at an address other than that shown above.

Mail

[_] New Capital Securities

[_] Old Capital Securities not tendered


to:

Name:
      -------------------------------------------------------------------------

Address:
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                -----------------------------------------------

Tax Identification or Social Security Number:
                                              ---------------------------------

--------------------------------------------------------------------------------

                                 INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. BOOK-ENTRY TRANSFER; DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. To tender in the Exchange Offer, holders must tender by (a) forwarding Certificates herewith or (b) book-entry transfer pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through DTC's ATOP system. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Capital Securities into the Exchange Agent's account at DTC and then send to the Exchange Agent a book-entry confirmation, including an Agent's Message confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Issuer and the Corporation may enforce this Letter of Transmittal against such holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the book-entry confirmation to the Exchange Agent.

         If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective. The term "book-entry confirmation" means a timely confirmation of a book-entry transfer of Old Capital Securities into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Issuer and the Corporation may enforce the Letter of Transmittal against such participant. Old Capital Securities may be tendered in the Liquidation Amount of $100,000 (100 Old Capital Securities) and integral multiples of $1,000 in excess thereof, provided that, if fewer than all of the Old Capital Securities of a holder are tendered for exchange, the untendered Liquidation Amount of the holder's remaining Old Capital Securities must be $100,000 (100 Old Capital Securities) or any integral multiple of $1,000 in excess thereof.

         Holders who wish to tender their Old Capital Securities and (i) whose Certificates for Old Capital Securities are not immediately available, (ii) who cannot deliver their Old Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on or prior to the Expiration Date, may tender their Old Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Corporation and the Issuer, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Old Capital Securities, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus.

         The Notice of Guaranteed Delivery must be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent on or prior to the Expiration Date, and must include a guarantee by an Eligible Institution in the form set forth in such notice. For Old Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein)
(i) a bank; (ii) a broker,
dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. AN OVERNIGHT DELIVERY SERVICE IS RECOMMENDED OR, IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY ON OR PRIOR TO THE EXPIRATION DATE.

         Neither the Corporation nor the Issuer will accept any alternative, conditional or contingent tenders. Each tendering holder, by book-entry transfer through ATOP or execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

                  (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Capital Securities) of Old Capital Securities tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

                  (ii) such Old Capital Securities are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Capital Securities Tendered" is inadequate, the Certificate numbers and/or the Liquidation Amount of Old Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Capital Securities will be accepted only in the Liquidation Amount of $100,000 (100 Old Capital Securities) and integral multiples of $1,000 in excess thereof, provided that if fewer than all of the Old Capital Securities of a holder are tendered or exchanged, the untendered Liquidation Amount of the holder's remaining Old Capital Securities must be $100,000 (100 Old Capital Securities) or any integral multiple of $1,000 in excess thereof. If less than all the Old Capital Securities evidenced by any Certificate submitted are to be tendered, fill in the Liquidation Amount of Old Capital Securities which are to be tendered in the box entitled "Liquidation Amount of Old Capital Securities Tendered (If Less than All are Tendered)." In such case, a new Certificate for the remainder of the Old Capital Securities that were evidenced by your Old Certificate will be sent to the holder of the Old Capital Securities, promptly after the Expiration Date unless the appropriate boxes on this Letter of Transmittal are completed. All Old Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate principal amount of Old Capital Securities to be withdrawn and (if Certificates for Old Capital Securities have been tendered) the name of the registered holder of the Old Capital Securities as set forth on the Certificates for the Old Capital Securities, if different from that of the person who tendered such Old Capital Securities. If Certificates for the Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer -- Procedures for Tendering Old Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission on or prior to the Expiration Date. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Capital Securities."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Corporation and the Issuer, in their sole discretion, whose determination shall be final and binding on all parties. Neither the Corporation, the Issuer, any affiliates or assigns of the Corporation or the Issuer, the Exchange Agent nor any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital Securities which have been tendered but which are withdrawn on or prior to the Expiration Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Old Capital Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

         If any of the Old Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Capital Securities are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation and the Issuer, in their sole discretion, of such persons' authority to so act.

         When this Letter of Transmittal is signed by the registered holder of the Old Capital Securities listed and transmitted hereby, no endorsement of Certificates or separate bond powers are required unless New Capital Securities are to be issued in the name of a person other than the registered holder. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder of the Old Capital Securities, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name of the registered holder appears on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Corporation, the Issuer or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Old Capital Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Capital Securities are to be issued in the name of a person other than the registered holder, or if New Capital Securities are to be sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

         7. IRREGULARITIES. The Corporation and the Issuer will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Capital Securities, which determination shall be final and binding on all parties. The Corporation and the Issuer reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Corporation or the Issuer, be unlawful. The Corporation and the Issuer also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Corporation's and the Issuer's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Corporation, the Issuer, any Affiliates or assigns of the Corporation or the Issuer, the Exchange Agent or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Old Capital Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Capital Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

         The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Capital Securities. If the Old Capital Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificates representing Old Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

         11. SECURITY TRANSFER TAXES. Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

--------------------------------------------------------------------------------
PAYER'S NAME: The Bank of New York

------------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                       Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT            Social security number OR
                                 RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.             Employer identification number
Form W-9
                                                                                               ------------------------------
Department of the Treasury       ------------------------------------------------------------------------------------------------
Internal Revenue Service
                                 Part 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
Payer's Request for
Taxpayer                         (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting
Identification                        for a number to be issued to me) and
Number (TIN)
                                 (2)  I am not subject to backup withholding either because:  (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                                      that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                 -------------------------------------------------------------------------------------------------

                                 CERTIFICATION INSTRUCTIONS -- You must cross out item (2)                Part 3 --
                                 above if you have been notified by the IRS that you are
                                 currently subject to backup withholding because of under                 Awaiting TIN [ ]
                                 reporting interest or dividends on your tax return.
                                 However, if after being notified by the IRS that you are
                                 subject to backup withholding, you received another
                                 notification from the IRS that you are no longer
                                 subject to backup withholding, do not cross out such
                                 item (2).

                                 THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR
                                 CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN
                                 THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                 SIGNATURE                               DATE
                                           -----------------------------      ---------------

                                 NAME (Please Print)
                                                     ----------------------------------------

                                 ADDRESS (Please Print)
                                                        --------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature                                         Date
          ---------------------------------------      ------------------------

Name (Please Print)
                    -----------------------------------------------------------

Address (Please Print)
                       --------------------------------------------------------

-------------------------------------------------------------------------------